EXHIBIT 10.11


                            ODM DISTRIBUTOR AGREEMENT


This AGREEMENT made this 27th day of July 2000, by and between:

[XXX]
(hereinafter called [XXX]) and

MEDGENESIS INC
5182 West 76th Street
Minneapolis MN 55439 USA
(hereinafter called "MEDGENESIS")

WITNESSETH

WHEREAS [XXX] is the manufacturer of the product (hereinafter called "THE PRODUCT"), and desires competent assistance in distribution of THE PRODUCT in "THE TERRITORY" as described below.

WHEREAS MEDGENESIS represents its capabilities of rendering such assistance;

NOW THEREFORE, in consideration of the cooperation, both parties agree as follows:

ARTICLE 1:    DEFINITIONS

1-1. "THE PRODUCT" shall mean the products, specified in EXHIBIT A attached hereto and made a part hereof this Agreement, manufactured by [XXX] under "Assure" label or under the MEDGENESIS designated private label and exclusively distributed by MEDGENESIS in THE TERRITORY.

         "THE TERRITORY" shall mean and be limited to the United States of America, Canada, Mexico, and South/Latin America.

         "THE TERRITORY" for new products is defined in EXHIBIT B.


ARTICLE 2:    APPOINTMENT AND OBLIGATIONS

2-1. Unless otherwise as specified in EXHIBIT B, [XXX] hereby appoints MEDGENESIS as a sole and exclusive distributor for sales of THE PRODUCT in THE TERRITORY under the terms and conditions of this Agreement.


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2-2.     [XXX] shall hereinafter during the term of this Agreement refers all inquiries and business proposals relating to THE PRODUCT from THE TERRITORY to MEDGENESIS. As soon as advised, MEDGENESIS shall pay immediate attention to the inquiries as to look for business establishment.

2-3. MEDGENESIS shall not during the term of this Agreement sell THE PRODUCT to areas other than THE TERRITORY unless with the written consents of [XXX].

2-4. MEDGENESIS shall do its best to promote, maintain, and increase the sales of THE PRODUCT in THE TERRITORY, and shall provide [XXX] with quarterly reports of update information regarding the sales of THE PRODUCT, user's reaction, competitor's activities, as well as other relevant information.

2-5. MEDGENESIS shall apply for all necessary 510K registrations for sales of THE PRODUCT in THE TERRITORY. In case 510K's for the new products are applied by [XXX], MEDGENESIS should perform the necessary follow-ups and technical services for its private-labelled products.


ARTICLE 3:    PRICE AND PAYMENT

3-1. [XXX] shall quote MEDGENESIS its most favorable prices in effect at the time of ordering. [XXX] most favorable prices in effect as of April 1st, 2000 are set forth on EXHIBIT C.

3-2. In the event of a price change, [XXX] shall provide MEDGENESIS with written notice of the revised prices to be effective in sixty (60) days from the date of which the notice is formally made to MEDGENESIS.

         Furthermore, [XXX] agrees that price increases will not exceed a percentage rate of five (5) percent during any twelve month period of time, and justification for this annual increase must be tied to local [XXX] inflation rate and/or changes in production componentry.

3-3. Alternatively, [XXX] agrees that MEDGENESIS will receive a price decrease in the event that purchased quantities by MEDGENESIS afford [XXX] with production efficiencies, which provides a decrease in production costs.

3-4. Unless otherwise agreed, MEDGENESIS shall open an account with [XXX] and wire the payments in 30 days of the invoice date.

3-5. In the event that MEDGENESIS shall fail to fulfill the terms of payment, [XXX] may treat such a default as a breach of this entire Agreement and terminate this Agreement unless MEDGENESIS shall in good faith


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         proceed to cure such default. The MEDGENESIS shall not be deemed to have breached this Agreement if non-payment is related to a failure by [XXX] to fulfill any part of "Section 4.3"


ARTICLE 4:    PURCHASE AND DELIVERY

4-1. Medgenesis shall submit its firm purchase order in writing sixty (60) days prior to desired delivery time for [XXX] confirmation and preparation of the shipment accordingly.

4-2. [XXX] shall ship the goods in accordance with the terms as specified and agreed in the purchase order as acknowledged by MEDGENESIS, and shall advise in writing details of shipment as soon as shipment effected.

4-3. After receipt of the shipment, MEDGENESIS may reject or return any of the aforementioned PRODUCT which fails to be in salable condition or which customers return due to the PRODUCT not meeting MEDGENESIS's and/or [XXX] performance standards. It is expected that THE PRODUCT shall meet or exceed those performance standards which have been specified in the 510K registration with the FDA. MEDGENESIS will notify [XXX] of problems within 30 days of receipt that the product does not meet standards.

         MEDGENESIS will send [XXX] notice of the lot, or serial numbers of the rejected or returned PRODUCT, together with an indication of the specified basis for rejection. Promptly after receiving any such notice of rejection, [XXX] shall have the rejected PRODUCT to be inspected, and once the cause of the rejection is recognised, [XXX] shall respond and issue in ten (10) days a written statement that details their contested position regarding the rejection, with authorization that MEDGENESIS shall return to [XXX], at [XXX] expense, any properly rejected PRODUCT. MEDGENESIS shall not be required to pay [XXX] for such rejected PRODUCT, however, agrees to accept either a replacement shipment or refund of the same dollar amount of the rejected PRODUCT with or from subsequent shipments or payments to [XXX].


ARTICLE 5:    QUALITY AND WARRANTY

5-1. [XXX] shall manufacture THE PRODUCT in compliance with specification as set forth in EXHIBIT A or with that as may be required by MEDGENESIS and agreed upon by [XXX] itself, and shall warrant THE PRODUCT free from defects in workmanship and materials at the time of shipment. [XXX] warrants that operation manuals, log books and printings on kit cases shall be in proper English and accurately describe the correct operation of THE PRODUCT, subject to review by MEDGENESIS.


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5-2.     [XXX] shall subsequently provide four (4) year warranty unless otherwise specified for quality in normal operation of THE PRODUCT from that the date shipment is made, for which [XXX] shall be responsible for providing replacement, or repair for the defective parts and materials as informed by MEDGENESIS in writing.

5-3. [XXX] agrees to indemnify, defend and hold harmless MEDGENESIS, its successors, subcontractors, agents, employees, officers and directors, from and against any and all claims, costs, demands liabilities, losses, damages (including consequential damages) and expenses of whatever nature, including reasonable attorney's fees (collectively "Losses") arising out of or due to a failure of THE PRODUCT manufactured by [XXX] to conform to the Specifications; provided, however, that such indemnification shall not apply to the extent the Losses are due to MEDGENESIS negligence or intentional misconduct.

5-4. [XXX] warrants that it has all rights, title and interest in all Patents relating to THE PRODUCT, and agrees to indemnify, defends, and hold harmless the MEDGENESIS, its successors, agents, employees, officers, and directors from and against any and all claims, costs, demands, liabilities, losses, damages, (including consequential damages) and expenses of whatever nature, including reasonable attorney's fees, arising out of or in any way related to a claim that the technical design of THE PRODUCT infringes upon or violates the patent, trade secret or other rights of any third party.


ARTICLE 6:    TRADEMARKS AND CONFIDENTIALITY

6-1. Trademarks and trade names of THE PRODUCT designated and used by MEDGENESIS shall remain the property of MEDGENESIS.

6-2. This Agreement does not transfer or license any technical know-how and/or intellectual property rights (e.g., patents, trade secrets of trademarks) from one party to the other.

6-3. MEDGENESIS and [XXX] shall treat all technical and business information as confidential, and shall not disclose such information to any third parties, or utilize as for any purpose, unless with the consents of [XXX] or MEDGENESIS either before or after the termination of this Agreement. "Confidential Information" shall mean any confidential information or trade secrets disclosed to the other party and designated confidential in writing. Items of information that are not written or physical, such as, but not limited to disclosed orally, by demonstration, or by observation, shall be designated as confidential at the time of disclosure. All topics considered confidential shall be so stamped.


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6-4.     The obligations imposed by Section 6-3 shall not apply with respect to
         Any CONFIDENTIAL INFORMATION or part thereof which is in the public domain at the time of disclosure, which is known to the recipient at the time of disclosure, which becomes known to the recipient from a source other than the party disclosing the CONFIDENTIAL INFORMATION without breach of this Agreement by the recipient and provided that such source is not known by the recipient to be bound by a confidentiality agreement with the party disclosing the Confidential Information, or which is developed by the recipient independently of the disclosing party's CONFIDENTIAL INFORMATION.

6-5. In case of action against such confidentiality breach, MEDGENESIS or [XXX] shall indemnify the afflicted party from potential damage or loss (including reasonable attorney's fees which may arise).


ARTICLE 7:    DURATION

7-1. This Agreement shall be valid for three (3) years effective from the execution dated herein stated before.

7-2. After the first twelve month period of distribution, the targeted quantities for the second twelve month period of time will be proposed by the MEDGENESIS for mutual agreement ninety (90) days before the end of the calendar year and acknowledged in writing by [XXX].


AERTICLE 8:   TERMINATION

8-1. Both parties shall hereto have the right to terminate this Agreement by written notice to the other if the other party commits or suffers any act of bankruptcy or insolvency; or fails in performance of the Agreement and does not to cure any breach within ninety (90) days after receipt of written notice of such by the other party.

8-2. Upon termination of this Agreement, MEDGENESIS shall be liable to settle any outstanding payment due on the date of termination, and as may be requested shall immediately return at its own cost all information received from [XXX]. However, [XXX] will at the request of MEDGENESIS agrees to still supply MEDGENESIS with the quantities of SENSOR ELECTRODES requested by MEDGENESIS for one year providing that the MEDGENESIS makes a formal announcement of its discontinuation of this product line when termination is effected. [XXX] agrees to provide the MEDGENESIS with the same prices which it will supply to the new distributor, and the MEDGENESIS agrees not to lower the selling prices as executed during the prior year.


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ARTICLE  9:   ASSIGNMENT

9-1. Any rights or obligation under this Agreement shall be not assignable or transferable by any party unless with prior written consents of the other party.


ARTICLE 10:   FORCE  MAJEURE

10-1. Neither party shall be responsible for the failure or delay in performance of any of its obligations hereunder due to force majeure such as war, insurrection, strikes, acts of God, governmental action, or any other contingency beyond control.


ARTICLE 11:   APPLICABLE LAWS

11-1. This Agreement shall be governed by and pursuant to the laws of the [XXX].


ARTICLE 12:   OTHER CONDITIONS

12-1. This Agreement shall be effected and interpreted with the plain meaning of English language.

12-2. All expressions of intention and notices of both parties shall be made in English in written form.

12-3. The addresses first above referred to shall be the registered addresses of respective offices of both parties; any change of such address shall be notified to the other in writing.

12-4. Any matters not sufficiently provided herein shall be subject to a revision by both parties in writing to be attached hereto and made a part hereof this Agreement.


ARTICLE 13:   ENTIRE AGREEMENT

This Agreement represents the entire understanding, as of the effective date hereof, between the parties with respect to the subject matter hereof and shall supersede all previous agreements, negotiations, understandings, representations, statements, and writings between the parties relating thereto, and shall be controlling over terms and conditions contained in any purchase order, acknowledgment form or any attachment thereto or any other document issued by the parties which are in conflict with this Agreement.


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No modification, alteration, waiver, or change in any of the terms of this
Agreement shall be valid or binding upon the parties hereto unless made in writing and duly agreed and signed by both parties hereto.

IN WITNESS WHEREOF, the parties have made this Agreement in duplicate, of which each party shall hold one copy to be deemed as an original as of the day and year first above written.


[XXX]                                     MEDGENESIS INC


       /s/ [XXX]                                 /s/ John A. Murray
-----------------------------------       -----------------------------------
By:    [XXX]                              By:    John A. Murray
Title: President & CEO                    Title: Senior Vice President & COO
Date:  August 21, 2000                    Date:  September 7, 2000


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                                    EXHIBIT A

                    Attached to the ODM DISTRIBUTOR AGREEMENT
                                     between
                                      [XXX]
                                       and
                                 MEDGENESIS INC


                        ---------------------------------
                        THE SPECIFICATIONS OF THE PRODUCT
                        ---------------------------------


METER:                     Assure Blood Glucose Monitor
TEST STRIPS:               Assure Test Strips
TEST RANGE:                [XXX] mg/dL ([XXX] mmol/L)
BLOOD SOURCE:              Capillary whole blood
DISPLAY TYPE:              Liquid Crystal Display (LCD) Touch Screen
MEMORY:                    [XXX] with date & time
DIMENSION:                 [XXX] (mm)
WEIGHT:                    [XXX] gms (with battery)
POWER SUPPLY:              One J-size battery
OPERATING TEMPERATURE:     [XXX] C ([XXX] F).
RELATIVE HUMIDITY:         Less than [XXX]%
HEMATOCRIT RANGE:          [XXX]%


[XXX] new products as listed below are being evaluated by MEDGENESIS. An addendum will be attached and made a part of this Agreement once the business proposal is reviewed and finalised.

- SENSOREX II BLOOD GLUCOSE MONITOR (private label to be discussed)
- SENSOREX III BL OOD GLUCOSE MONITOR (private label to be discussed)
- CAPILLARY GAP TEST STRIPS (private label to be discussed)


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


                                    EXHIBIT B

                    Attached to the ODM DISTRIBUTOR AGREEMENT
                                     between
                                      [XXX]
                                       and
                                 MEDGENESIS INC


                  ---------------------------------------------
                  UNDERSTANDINGS OF APPOINTMENT AND OBLIGATIONS
                  ---------------------------------------------


1. MEDGENESIS holds exculsive rights of distribution of the existing Assure System (meter and test strip) in THE TERRITORY.

2. MEDGENESIS understands [XXX] on-going business negotiations with new accounts for distribution of [XXX] new products as listed in EXHIBIT A, and agrees with [XXX] doing so in terms of non-compatibility of the system between MEDGENESIS and the new accounts. In the Long Term Care area of US market, [XXX] agrees not to appoint any other distributors than MEDGENESIS and Medline.

3. MEDGENESIS intends to sell THE PRODUCT in the following countires other than the United States. [XXX] agrees in terms of availability of the non-compatible system designed for the new products. An addendum will be attached to this Agreement, if other countries may be discussed and agreed to be added. This arrangement is made on non-exclusive basis.

         CANADA            UK               EGYPT
         MEXICO            FRANCE           TURKEY
         VENEZUELA         ITALY            SINGAPORE
         COLOMBIA                           MALAYSIA
         ARGENTINA                          AUSTRALIA
         BRASIL
         CHILE


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


                                    EXHIBIT C

                    Attached to the ODM DISTRIBUTOR AGREEMENT
                                     between
                                      [XXX]
                                       and
                                 MEDGENESIS INC


          ------------------------------------------------------------
          THE PRICES OF THE ASSURE BIOSENSOR GLUCOSE MONITORING SYSTEM
          ------------------------------------------------------------


ITEM     DESCRIPTION                                 UNIT PRICE (FOB)
---------------------------------------------------------------------
1.       Assure Basic                                US$[XXX]
2.       Assure Meter Kit                            US$[XXX]
3.       Assure 50's Test Strips                     US$[XXX]
4.       Assure 25's Test Strips                     US$[XXX]
5.       Assure 100's Test Strips                    US$[XXX]
6.       Assure Control Solution (L 1 & L2)          US$[XXX]
7.       Assure Control Solution (L1)                US$[XXX]
8.       Assure Check Strip                          US$[XXX]
9.       Assure Diabetes Management Software         US$[XXX]


REMARKS:
1. This quotation is part of the EXCLUSIVE DISTRIBUTOR AGREEMENT. The price will not be valid if not attached to the conditions and terms of the Agreement.
2. Free test strips will be offered in following quantity schedules (monthly purchase).
           [XXX]%  upon current purchase quantity
           [XXX]%  upon [XXX]M strips and above
           [XXX]% upon [XXX]M strips and above (combined with capillary gap strips).
3. Normal delivery lead time is about 8 weeks from the receipt of confirmed order. A yearly delivery schedule should be proposed by MEDGENESIS.
4.       All payments are in 30 DAYS OF THE INVOICE DATE.
5.       Reference prices for new products as listed in EXHIBIT A.
         a)       Sensorex II Blood Glucose System
                  -  Basic: US$[XXX]
                  -  Meter Kit: US$[XXX]
         b) Sensorex III Blood Glucose System: Within [XXX]% increase of existing Assure.
         c)       Capillary Gap Test Strips: US$[XXX].
6. This quotation is valid for the first agreement year, and can be reviewed upon the second and third years of this Agreement.


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                            ODM DISTRIBUTOR AGREEMENT
                                    ADDENDUM





This ADDENDUM is made this 21st day of August 2000 to the ODM Distributor Agreement, by and between:



[XXX]
(hereinafter called [XXX]) and


MEDGENESIS INC
5182 West 76th Street
Minneapolis MN 55439 USA
(hereinafter called "MEDGENESIS")






[XXX]                                     MEDGENESIS INC


       /s/ [XXX]                                 /s/ John A. Murray
-----------------------------------       -----------------------------------
By:    [XXX]                              By:    John A. Murray
Title: President & CEO                    Title: Senior Vice President & COO
Date:  August 21, 2000                    Date:  September 7, 2000


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                                    EXHIBIT A

                    Attached to the ODM DISTRIBUTOR AGREEMENT
                                     between
                                      [XXX]
                                       and
                                 MEDGENESIS INC


                        ---------------------------------
                        THE SPECIFICATIONS OF THE PRODUCT
                        ---------------------------------


(A) ASSURE I GLUCOSE SYSTEM
METER:                                 Assure Blood Glucose Monitor
TEST STRIPS:                           Assure Test Strips
TEST RANGE:                            [XXX] mg/dL ([XXX] mmol/L)
BLOOD SOURCE:                          Capillary whole blood
DISPLAY TYPE:                          Liquid Crystal Display (LCD) Touch Screen
MEMORY:                                [XXX] with date & time
DIMENSION:                             [XXX] (mm)
WEIGHT:                                [XXX] gms (with battery)
POWER SUPPLY:                          One J-size battery
OPERATING TEMPERATURE:                 [XXX]C ([XXX] F).
RELATIVE HUMIDITY:                     Less than [XXX]%
HEMATOCRIT RANGE:                      [XXX]%

(B) ASSURE II GLUCOSE SYSTEM
METER:                                 Assure II Blood Glucose Monitor
TEST STRIPS:                           Assure II TOUCH-IN Test Strips
TEST RANGE:                            [XXX] mg/dL ([XXX] mmol/L)
BLOOD SOURCE:                          Capillary whole blood
DISPLAY TYPE:                          Large LCD screen
MEMORY:                                [XXX] blood glucose test result
DIMENSION:                             [XXX] (mm) **
WEIGHT:                                [XXX]g **
POWER SUPPLY:                          1 x 3V Lithium coin cell battery
OPERATING TEMPERATURE:                 [XXX]C ([XXX] F).
RELATIVE HUMIDITY:                     Less than [XXX]%
HEMATOCRIT RANGE:                      [XXX]%

(C) ASSURE III GLUCOSE SYSTEM
METER:                                 Assure III Blood Glucose Monitor
TEST STRIPS:                           Assure II TOUCH-IN Test Strips
TEST RANGE:                            [XXX] mg/dL ([XXX] mmol/L)
BLOOD SOURCE:                          Capillary whole blood
DISPLAY TYPE:                          Large LCD display
MEMORY:                                [XXX] with date & time
DIMENSION:                             [XXX] (mm) **
WEIGHT:                                [XXX] gms **
POWER SUPPLY:                          2 x 3V Lithium batteries (coin cell)
OPERATING TEMPERATURE:                 [XXX] C ([XXX] F).
RELATIVE HUMIDITY:                     Less than [XXX]%
HEMATOCRIT RANGE:                      [XXX]%

** DIMENSION AND WEIGHT OF ASSURE II & III METERS MAY CHANGE DUE TO
   DESIGN CHANGE.


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                                    EXHIBIT C

                    Attached to the ODM DISTRIBUTOR AGREEMENT
                                     between
                                      [XXX]
                                       and
                                 MEDGENESIS INC


          ------------------------------------------------------------
          THE PRICES OF THE ASSURE BIOSENSOR GLUCOSE MONITORING SYSTEM
          ------------------------------------------------------------


ITEM     DESCRIPTION                                 UNIT PRICE (FOB)
---------------------------------------------------------------------
1.       Assure Basic                                US$[XXX]
2.       Assure Meter Kit                            US$[XXX]
3.       Assure 50's Test Strips                     US$[XXX]
4.       Assure 25's Test Strips                     US$[XXX]
5.       Assure 100's Test Strips                    US$[XXX]
6.       Assure II Basic                             US$[XXX]
7.       Assure II Meter Kit                         US$[XXX]
8.       Assure III Basic                            US$[XXX]
9.       Assure III Meter Kit                        US$[XXX]
10.      Assure II 50's Touch-In Test Strips         US$[XXX]
11.      Assure II 25's Touch-In Test Strips         US$[XXX]
12.      Assure II 100's Touch-In Test Strips        US$[XXX]
13.      Assure Control Solution (L 1 & L2)          US$[XXX]
14.      Assure Control Solution (L1)                US$[XXX]
15.      Assure Check Strip                          US$[XXX]
16.      Assure Diabetes Management Software         US$[XXX]


REMARKS:
1. This quotation is part of the EXCLUSIVE DISTRIBUTOR AGREEMENT. The price will not be valid if not attached to the conditions and terms of the Agreement.
2. Free test strips will be offered in following quantity schedules (monthly purchase).
             [XXX]%  upon current purchase quantity
             [XXX]%  upon [XXX]M strips and above
             [XXX]% upon [XXX]M strips and above (combined with capillary gap strips).
3. Normal delivery lead time is about 8 weeks from the receipt of confirmed order. A yearly delivery schedule should be proposed by MEDGENESIS.
4.       All payments are in 30 DAYS OF THE INVOICE DATE.
5. This quotation is valid for the first agreement year, and can be reviewed upon the second and third years of this Agreement.


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